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Exhibit 23.4

CONSENT OF INDEPENDENT AUDITORS

        We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-120707 on Form S-3 of our report dated January 13, 2005, relating to the financial statements of Telenexus, Inc., appearing in the Current Report on Form 8-K/A of WJ Communications, Inc. dated January 28, 2005, and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.

/s/ DAVIS, CLARK AND COMPANY Davis, Clark and Company Dallas, Texas April 18, 2005

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  Exhibit 23.4
CONSENT OF INDEPENDENT AUDITORS